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                                                                   EXHIBIT 10.38

                        PHIBRO ANIMAL HEALTH CORPORATION

                                       AND

                      PHILIPP BROTHERS NETHERLANDS III B.V.

                           22,491 UNITS CONSISTING OF

     $18,207,000 13% SENIOR SECURED NOTES DUE 2007 OF PHIBRO ANIMAL HEALTH
                                  CORPORATION
                                       AND
  $4,284,000 13% SENIOR SECURED NOTES DUE 2007 OF PHILIPP BROTHERS NETHERLANDS
                                    III B.V.

                          REGISTRATION RIGHTS AGREEMENT

                                                               December 21, 2004

JEFFERIES & COMPANY, INC.
11100 Santa Monica Blvd., 10th Floor
Los Angeles, California 90025

Ladies and Gentlemen:

      Phibro Animal Health Corporation, a New York corporation (the "Company") and Philipp Brothers Netherlands III B.V., a Dutch company with limited liability and an indirect wholly owned subsidiary of the Company ("Philipp Brothers Netherlands" and, together with the Company, the "Issuers") are issuing and selling to Jefferies & Company, Inc. (the "Initial Purchaser"), upon the terms set forth in the Purchase Agreement dated December 9, 2004, by and among the Issuers, the Initial Purchaser and the subsidiary guarantors named therein (the "Purchase Agreement"), 22,491 Units (each, a "Unit" and collectively, the "Units"), each Unit consisting of $809.5238095 principal amount of 13% Senior Secured Notes due 2007 issued by the Company (the "U.S. Notes") and $190.4761905 principal amount of 13% Senior Secured Notes due 2007 issued by Phillip Brothers Netherlands (the "Dutch Notes" and, together with U.S. Notes, the "Notes"). As an inducement to the Initial Purchaser to enter into the Purchase Agreement, the Issuers and the Guarantors (as defined below) agree with the Initial Purchaser, for the benefit of the Holders (as defined below) of the Units (including, without limitation, the Initial Purchaser), as follows:

1.    DEFINITIONS

      Capitalized terms that are used herein without definition and are defined in the Purchase Agreement shall have the respective meanings ascribed to them in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

      ADDITIONAL INTEREST: See Section 4(a).

      ADVICE: See Section 6(v).

      AGREEMENT: This Registration Rights Agreement, dated as of the Closing Date, among the Issuers, the Guarantors and the Initial Purchaser.

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      APPLICABLE PERIOD: See Section 2(e).

      BUSINESS DAY: A day that is not a Saturday, a Sunday or a day on which banking institutions in the City of New York are authorized or required by law or executive order to be closed.

      CLOSING DATE: December 21, 2004.

      COLLATERAL AGREEMENTS: Shall have the meaning set forth in the Indenture.

      COMPANY: See the introductory paragraph to this Agreement.

      DAY: Unless otherwise expressly provided, a calendar day.

      DUTCH NOTES: See the introductory paragraph to this Agreement.

      EFFECTIVENESS DATE: The 180th day after the Closing Date.

      EFFECTIVENESS PERIOD: See Section 3(a).

      EVENT DATE: See Section 4(b).

      EXCHANGE ACT: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

      EXCHANGE DUTCH NOTES: The Senior Secured Notes due 2007 of Philipp Brothers Netherlands, identical in all material respects to the Dutch Notes, including the guarantees endorsed thereon, except for restrictive legends and additional interest provisions.

      EXCHANGE NOTES: The Exchange U.S. Notes and the Exchange Dutch Notes.

      EXCHANGE OFFER: See Section 2(a).

      EXCHANGE REGISTRATION STATEMENT: See Section 2(a).

      EXCHANGE UNITS: Units, each consisting of $809.5238095 principal amount of Exchange U.S. Notes and $190.4761905 principal amount of Exchange Dutch Notes.

      EXCHANGE U.S. NOTES: The Senior Secured Notes due 2007 of the Company, identical in all material respects to the U.S. Notes, including the guarantees endorsed thereon, except for restrictive legends and additional interest provisions.

      FILING DATE: The 120th day after the Closing Date.

      GUARANTORS: Shall mean the Company and the Subsidiary Guarantors with respect to the U.S. Notes and the Subsidiary Guarantors with respect to the Dutch Notes.

      HOLDER: Any registered holder of Registrable Units.

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      INDEMNIFIED PARTY: See Section 8(c).

      INDEMNIFYING PARTY: See Section 8(c).

      INDENTURE: The Indenture, dated as of October 21, 2003, among the Issuers, the Subsidiary Guarantors and HSBC Bank USA, National Association as trustee, pursuant to which the Units are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

      INITIAL PURCHASER: See the introductory paragraph to this Agreement.

      INITIAL SHELF REGISTRATION: See Section 3(a).

      INSPECTORS: See Section 6(o).

      ISSUERS: See the introductory paragraph to this Agreement.

      LOSSES: See Section 8(a).

      NASD: National Association of Securities Dealers, Inc.

      NOTES: See the introductory paragraph to this Agreement.

      PARTICIPATING BROKER-DEALER: See Section 2(e).

      PERSON: An individual, trustee, corporation, partnership, limited liability company, joint stock company, trust, unincorporated association, union, business association, firm, government or agency or political subdivision thereof, or other legal entity.

      PHILIPP BROTHERS NETHERLANDS: See the introductory paragraph to this Agreement.

      PRIVATE EXCHANGE: See Section 2(f).

      PRIVATE EXCHANGE NOTES: See Section 2(f).

      PRIVATE EXCHANGE UNITS: See Section 2(f).

      PROSPECTUS: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Units covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

      PURCHASE AGREEMENT: See the introductory paragraph to this Agreement.

      RECORDS: See Section 6(o).

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      REGISTRABLE UNITS: (i) Units, (ii) Private Exchange Units and (iii)
Exchange Units received in the Exchange Offer, in each case, that may not be sold free of the registration and prospectus delivery requirements of the Securities Act.

      REGISTRATION STATEMENT: Any registration statement of the Issuers and the Guarantors filed with the SEC under the Securities Act (including, but not limited to, the Exchange Registration Statement, the Shelf Registration and any subsequent Shelf Registration) that covers any of the Registrable Units pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

      RULE 144: Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer or such securities being free of the registration and prospectus delivery requirements of the Securities Act.

      RULE 144A: Rule 144A promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

      RULE 415: Rule 415 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

      RULE 430A: Rule 430A promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

      SEC: The Securities and Exchange Commission.

      SECURITIES: The Units, the Exchange Units and the Private Exchange Units (including the underlying Notes, the Exchange Notes and the Private Exchange Notes, respectively).

      SECURITIES ACT: The Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

      SEPARATION EVENT: Shall have the meaning set forth in the Indenture.

      SHELF NOTICE: See Section 2(j).

      SHELF REGISTRATION: See Section 3(b).

      SUBSEQUENT SHELF REGISTRATION: See Section 3(b).

      SUBSIDIARY GUARANTOR: Each subsidiary of the Company that guarantees the obligations of the Issuers under the Notes and the Indenture.

      TIA: The Trust Indenture Act of 1939, as amended.

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      TRUSTEE: The trustee under the Indenture and, if existent, the trustee under any indenture governing the Exchange Units and Private Exchange Units (if any).

      UNDERWRITTEN REGISTRATION OR UNDERWRITTEN OFFERING: A registration in which securities of the Issuers are sold to an underwriter for reoffering to the public.

      UNITS: See the introductory paragraph to this Agreement.

      U.S. NOTES: See the introductory paragraph to this Agreement.

2.    EXCHANGE OFFER

      (a) Unless the Exchange Offer would not be permitted by applicable laws or a policy of the SEC, the Issuers shall (and shall cause each Guarantor with respect to its guarantee to) (i) prepare and file with the SEC by the Filing Date, a registration statement (the "Exchange Registration Statement") on an appropriate form under the Securities Act with respect to an offer (the "Exchange Offer") to the Holders of Units to issue and deliver to such Holders, in exchange for the Units, a like number of Exchange Units, (ii) use their reasonable best efforts to cause the Exchange Registration Statement to become effective by the Effectiveness Date, (iii) use their reasonable best efforts to keep the Exchange Registration Statement effective for not less than 20 Business Days after the Exchange Registration Statement is declared effective, and (iv) use their reasonable best efforts to issue on or prior to 30 days after the date on which the Exchange Registration Statement is declared effective, Exchange Units in exchange for all Units tendered prior thereto in the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate applicable law or any applicable interpretation of the staff of the SEC.

      (b) The Exchange Units and the underlying Exchange Notes shall be issued under, and entitled to the benefits of, (i) the Indenture or a trust indenture that is identical to the Indenture (other than such changes as are necessary to comply with any requirements of the SEC to effect or maintain the qualifications thereof under the TIA) and
            (ii) the Collateral Agreements.

      (c) Interest on the Exchange Notes and Private Exchange Notes will accrue from the last interest payment date on which interest was paid on the Notes surrendered in exchange therefor or, if no interest has been paid on the Notes, from the date of original issue of the Notes. Each Exchange Note and Private Exchange Note shall bear interest at the rate set forth thereon; provided, that interest with respect to the period prior to the issuance thereof shall accrue at the rate or rates borne by the Notes from time to time during such period.

      (d) The Issuers may require each Holder as a condition to participation in the Exchange Offer to represent (i) that any Exchange Units received by it will be acquired in the ordinary course of its business, (ii) that at the time of the commencement and consummation of the Exchange Offer such Holder has not entered into any arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Units in violation of the provisions of the Securities Act,
            (iii) that if such Holder is an "affiliate" of the either of the Issuers or a Guarantor within the meaning of Rule 405 of the Securities Act, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable to it, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Units and (v) if such Holder is a Participating Broker-Dealer, that it will deliver a Prospectus in connection with any resale of the Exchange Units.

      (e) The Issuers shall include within the Prospectus contained in the Exchange Registration Statement a section entitled "Plan of Distribution" which shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Units received by such broker-dealer in the Exchange Offer for its own account in exchange for Units that were acquired by it as a result of market-making or other trading activity (a "Participating Broker-Dealer"), whether such positions or policies have been publicly disseminated by the staff of the SEC or such positions or policies, in the judgment of the Initial Purchaser, represent the prevailing views of the staff of the SEC. Such "Plan of Distribution" section shall also allow, to the extent permitted by applicable policies and regulations of the SEC, the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act, including, to the extent so permitted, all Participating Broker-Dealers, and include a statement describing the manner in which Participating Broker-Dealers may resell the Exchange Units. The Issuers shall use their reasonable best efforts to keep the Exchange Registration Statement effective and to amend and supplement the Prospectus contained therein, in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such Persons must comply with such requirements in order to resell the Exchange Units (the "Applicable Period").

      (f) If, upon consummation of the Exchange Offer, the Initial Purchaser holds any Units acquired by it and having the status of an unsold allotment in the initial distribution, the Issuers (upon the written request from the Initial Purchaser) shall, simultaneously with the delivery of the Exchange Units in the Exchange Offer, issue and deliver to the Initial Purchaser, in exchange (the "Private Exchange") for the Units held by the Initial Purchaser, a like principal amount of Exchange Units that are identical to the Units, except for the existence of restrictions on transfer thereof under the Securities Act and securities laws of the several states of the United States (the "Private Exchange Units" and the Exchange Notes underlying the Units the "Private Exchange Notes") (and which are issued pursuant to the same indenture as the Exchange Units and Exchange Notes). The Private Exchange Units shall bear the same CUSIP number as the Exchange Units.

      (g) In connection with the Exchange Offer, the Issuers shall (and shall cause each Subsidiary Guarantor to):

            (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Registration Statement, together with an appropriate letter of transmittal that is an exhibit to the Exchange Offer Registration Statement, and any related documents;

            (ii) keep the Exchange Offer open for not less than 20 Business Days after the date on which the Exchange Registration Statement is declared effective;

            (iii) utilize the services of a depository for the Exchange Offer with an address in the Borough of Manhattan, the City of New York, which may be the Trustee or an affiliate thereof;

            (iv) permit Holders to withdraw tendered Registrable Units at any time prior to the close of business, New York time, on the last Business Day on which the Exchange Offer shall remain open; and

            (v) otherwise comply in all material respects with all applicable laws.

      (h) As soon as practicable after the close of the Exchange Offer or the Private Exchange, as the case may be, the Issuers shall (and shall cause each Subsidiary Guarantor to):

            (i) accept for exchange all Registrable Units validly tendered pursuant to the Exchange Offer or the Private Exchange, as the case may be, and not validly withdrawn;

            (ii) deliver to the Trustee for cancellation all Registrable Units so accepted for exchange; and

            (iii) cause the Trustee to authenticate and deliver promptly to each
                  Holder tendering such Registrable Units, Exchange Units or Private Exchange Units (and the underlying Exchange Notes and Private Exchange Notes), as the case may be, equal in principal amount to the Units of such Holder so accepted for exchange.

      (i) The Exchange Units and the Private Exchange Units (and the underlying Exchange Notes and Private Exchange Notes) may be issued under (i) the Indenture or (ii) an indenture identical to the Indenture (other than such changes as are necessary to comply with any requirements of the SEC to effect or maintain the qualification thereof under the TIA), which in either event will provide that the Exchange Units will not be subject to the transfer restrictions set forth in the Indenture, and that the Exchange Units, the Private Exchange Units and the Units, if any, will be deemed one class of security (subject to the provisions of the Indenture) and entitled to participate in all the respective security granted by the

            Issuers pursuant to the Collateral Agreements and in any Subsidiary Guarantee (as such terms are defined in the Indenture) on an equal and ratable basis.

      (j) If: (i) applicable interpretations of the staff of the SEC would not permit the consummation of the Exchange Offer; (ii) subsequent to the consummation of the Private Exchange, any Holder of Private Exchange Units so requests; (iii) the Exchange Offer is not consummated by the 210th day following the Closing Date; or (iv) (A) any Holder is prohibited by law or Commission policy form participating in the Exchange Offer, (B) if the Initial Purchaser so requests with respect to Units not eligible to be exchanged for Exchange Units in the Exchange Offer, (C) any Holder participating in the Exchange Offer receives Exchange Units that may not be sold without restriction under state and federal securities laws (other than due solely to the status of such Holder as an affiliate of the Issuers within the meaning of the Securities Act) or (D) any broker-dealer holds Units acquired directly from the Issuers or any of their affiliates and, in each such case contemplated by this clause (v), and such Holder notifies the Issuers within six months of consummation of the Exchange Offer, then the Issuers shall promptly (and in any event within five Business Days) deliver to the Holders (or in the case of an occurrence of any event described in clause (v) of this Section 2(j), to any such Holder) and the Trustee written notice thereof (the "Shelf Notice") and shall promptly (but in no event later than the Shelf Filing Date) file an Initial Shelf Registration pursuant to Section 3.

3.    SHELF REGISTRATION

      If a Shelf Notice is delivered pursuant to Section 2(j), then this Section 3 shall apply to all Registrable Units. Otherwise, upon consummation of the Exchange Offer in accordance with Section 2, the provisions of this Section 3 shall apply solely with respect to (i) Units held by any Holder thereof not permitted to participate in the Exchange Offer, (ii) Units held by any broker-dealer that acquired such Units directly from the Issuers or any of their affiliates and (iii) Exchange Units that are not freely tradeable as contemplated by Section 2(j)(v) hereof, provided in each case that the relevant Holder has duly notified the Issuers within six months of the Exchange Offer as required by Section 2(j)(v).

      (a) Initial Shelf Registration. The Issuers shall (and shall cause each Subsidiary Guarantor to), promptly, file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Units (the "Initial Shelf Registration"). If the Issuers (and any Subsidiary Guarantor) have not yet filed an Exchange Registration Statement, the Issuers shall (and shall cause each Subsidiary Guarantor to) file with the SEC the Initial Shelf Registration on or prior to the Filing Date and shall use their reasonable best efforts to cause such Initial Shelf Registration to be declared effective under the Securities Act on or prior to the Effectiveness Date. Otherwise, the Issuers shall (and shall cause each Subsidiary Guarantor to) use their reasonable best efforts to file with the SEC the Initial Shelf Registration within 30 days of the delivery of the Shelf Notice and shall use their reasonable best efforts to cause such Shelf Registration to be declared effective under the

            Securities Act as promptly as practicable thereafter (but in no event more than 90 days after delivery of the Shelf Notice). The Initial Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of such Registrable Units for resale by Holders in the manner or manners reasonably designated by them (including, without limitation, one or more underwritten offerings). The Issuers and Subsidiary Guarantors shall not permit any securities other than the Registrable Units to be included in any Shelf Registration. The Issuers shall (and shall cause each Subsidiary Guarantor to) use their reasonable best efforts to keep the Initial Shelf Registration continuously effective under the Securities Act until the date which is 24 months from the Closing Date (subject to extension pursuant to the last paragraph of Section 6(v) (the "Effectiveness Period"), or such shorter period ending when (i) all Registrable Units covered by the Initial Shelf Registration have been sold in the manner set forth and as contemplated in the Initial Shelf Registration (ii) a Subsequent Shelf Registration covering all of the Registrable Units covered by and not sold under the Initial Shelf Registration or an earlier Subsequent Shelf Registration has been declared effective under the Securities Act or (iii) there cease to be any outstanding Registrable Units.

      (b) Subsequent Shelf Registrations. If the Initial Shelf Registration or any Subsequent Shelf Registration (as defined below) ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Issuers shall (and shall cause each Subsidiary Guarantor to) use their reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 30 days of such cessation of effectiveness amend such Shelf Registration in a manner designed to obtain the withdrawal of the order suspending the effectiveness thereof, or file (and cause each Subsidiary Guarantor to file) an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Registrable Units (a "Subsequent Shelf Registration"). If a Subsequent Shelf Registration is filed, the Issuers shall (and shall cause each Subsidiary Guarantor to) use their reasonable best efforts to cause the Subsequent Shelf Registration to be declared effective as soon as practicable after such filing and to keep such Subsequent Shelf Registration continuously effective for a period equal to the number of days in the Effectiveness Period less the aggregate number of days during which the Initial Shelf Registration or any Subsequent Shelf Registration was previously effective. As used herein the term "Shelf Registration" means the Initial Shelf Registration and any Subsequent Shelf Registrations

      (c) Supplements and Amendments. The Issuers shall promptly supplement and amend any Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if requested in writing by the Holders of a majority in aggregate principal amount of the Registrable Units covered by such Shelf Registration or if reasonably requested by any underwriter of such Registrable Units.

4.    ADDITIONAL INTEREST

      (a) The Issuers acknowledge and agree that the Holders of Registrable Units will suffer damages if the Issuers fail to fulfill their material obligations under Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Issuers agree to pay additional cash interest on the Notes ("Additional Interest") under the circumstances and to the extent set forth below (each of which shall be given independent effect):

            (i) if neither the Exchange Registration Statement nor the Initial Shelf Registration has been filed on or prior to the Filing Date, Additional Interest shall accrue on the Notes over and above any stated interest at a rate of 0.25% per annum of the principal amount of such Notes for the first 90 days immediately following the Filing Date, such Additional Interest rate increasing by an additional 0.25% per annum at the beginning of each subsequent 90-day period;

            (ii) if neither the Exchange Registration Statement nor the Initial Shelf Registration is declared effective on or prior to the Effectiveness Date, Additional Interest shall accrue on the Notes over and above any stated interest at a rate of 0.25% per annum of the principal amount of such Notes for the first 90 days immediately following the Effectiveness Date, such Additional Interest rate increasing by an additional 0.25% per annum at the beginning of each subsequent 90-day period;

            (iii) if (A) the Issuers have not exchanged Exchange Units for all
                  Units validly tendered in accordance with the terms of the Exchange Offer on or prior to 30 days after the Effectiveness Date, (B) the Exchange Registration Statement ceases to be effective at any time prior to the expiration of 20 Business Days thereafter, (C) if applicable, a Shelf Registration has been declared effective and such Shelf Registration ceases to be effective at any time prior to the second anniversary of its effective date (other than such time as all Units have been disposed of thereunder) and is not declared effective again within 30 days, or (D) pending the announcement of a material corporate transaction, the Issuers issue a written notice pursuant to Section 6(e)(v) or (vi) that a Shelf Registration Statement or Exchange Registration Statement is unusable and the aggregate number of days in any 365-day period for which all such notices issued or required to be issued, have been, or were required to be, in effect exceeds 120 days in the aggregate or 30 days consecutively, in the case of a Shelf Registration statement, or 15 days in the aggregate in the case of an Exchange Registration Statement, then Additional Interest shall accrue on the Notes, over and above any stated interest, at a rate of 0.25% per annum of the principal amount of such Notes commencing on (w) the 31st day after the Effectiveness Date, in the case of (A) above, or (x) the date the Exchange Registration Statement ceases to be effective without being declared effective again within 30 days, in the case of clause (B) above, or (y) the day such Shelf Registration ceases to be effective in the case of (C) above, or (z) the day the Exchange Registration Statement or Shelf Registration ceases to be usable in case of clause (D) above, such Additional Interest rate increasing by an additional 0.25% per annum at the beginning of each such subsequent 90-day period;

            provided, however, that the maximum Additional Interest rate on the Notes may not exceed at any one time in the aggregate 1.00% per annum; and provided further, that (1) upon the filing of the Exchange Registration Statement or Initial Shelf Registration (in the case of (i) above), (2) upon the effectiveness of the Exchange Registration Statement or Initial Shelf Registration (in the case of
            (ii) above), or (3) upon the exchange of Exchange Units for all Units tendered (in the case of (iii)(A) above), or upon the effectiveness of the Exchange Registration Statement that had ceased to remain effective (in the case of clause (iii)(B) above), or upon the effectiveness of a Shelf Registration which had ceased to remain effective (in the case of (iii)(C) above), Additional Interest on the Notes as a result of such clause (or the relevant subclause thereof) or upon the effectiveness of such Registration Statement or Exchange Registration Statement (in the case of clause (iii)(D) above), as the case may be, shall cease to accrue.

      (b) The Issuers shall notify the Trustee within 5 Business Days after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an "Event Date"). Any amounts of Additional Interest due pursuant to clause (a)(i),
            (a)(ii) or (a)(iii) of this Section 4 will be payable in cash, on the dates and in the manner provided in the Indenture and whether or not any cash interest would then be payable on such date, commencing with the first such semi-annual date occurring after any such Additional Interest commences to accrue. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest rate by the principal amount of the Notes, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months and, in the case of a partial month, the actual number of days elapsed), and the denominator of which is 360.

5.    HOLD-BACK AGREEMENTS

      The Issuers agree that they will not effect any public or private sale or distribution (including a sale pursuant to Regulation D under the Securities
Act) of any securities the same as or similar to those covered by a Registration Statement filed pursuant to Section 2 or 3 hereof (other than Additional Units (as defined in the Indenture) issued under the Indenture), or any securities convertible into or exchangeable or exercisable for such securities, during the 10 days prior to, and during the 90-day period beginning on, the effective date of any Registration Statement filed pursuant to Sections 2 and 3 hereof unless the Holders of a majority in the aggregate principal amount of the Registrable Units to be included in such Registration Statement consent, if the managing underwriter thereof so requests in writing.

6.    REGISTRATION PROCEDURES

      In connection with the filing of any Registration Statement pursuant to Sections 2 or 3 hereof, the Issuers shall (and shall cause each Subsidiary Guarantor to) effect such registrations to permit the sale of such securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Issuers hereunder, the Issuers shall (and shall cause each Subsidiary Guarantor to):

      (a) Prepare and file with the SEC on or prior to the Filing Date, the Exchange Registration Statement or if the Exchange Registration Statement is not filed because of the circumstances contemplated by
            Section 2(j), a Shelf Registration as prescribed by Section 3, and use their reasonable best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided that, if (1) a Shelf Registration is filed pursuant to Section 3 or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Units during the Applicable Period relating thereto, before filing any Registration Statement or Prospectus or any amendments or supplements thereto the Issuers shall (and shall cause each Subsidiary Guarantor to), if requested, furnish to and afford the Holders of the Registrable Units to be registered pursuant to such Shelf Registration Statement, each Participating Broker-Dealer, the managing underwriters, if any, and each of their respective counsel, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least 5 Business Days prior to such filing). The Issuers and each Subsidiary Guarantor shall not file any such Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must provide information for the inclusion therein without the Holders being afforded an opportunity to review such documentation if the holders of a majority in aggregate principal amount of the Registrable Units covered by such Registration Statement, or any such Participating Broker-Dealer, as the case may be, the managing underwriters, if any, or any of their respective counsel shall reasonably object in writing on a timely basis. A Holder shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading or fails to comply with the applicable requirements of the Securities Act.

      (b) Provide an indenture trustee for the Registrable Units, the Exchange Units or the Private Exchange Units, as the case may be, and cause the Indenture (or other indenture relating to the Registrable Units) to be qualified under the TIA not later than the effective date of the first Registration Statement; and in connection therewith, to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use their reasonable best efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner.

      (c) Prepare and file with the SEC such pre-effective amendments and post-effective amendments to each Shelf Registration or Exchange Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period, as the case may be; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act applicable to them with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus. The Issuers and each Subsidiary Guarantor shall not, during the Applicable Period, voluntarily and knowingly take any action that would result in selling Holders of the Registrable Units covered by a Registration Statement or Participating Broker-Dealers seeking to sell Exchange Units not being able to sell such Registrable Units or such Exchange Units during that period, unless such action, in the reasonable judgment of the Issuers, is required by applicable law, rule or regulation or permitted by this Agreement.

      (d) Furnish to such selling Holders and Participating Broker-Dealers who so request in writing (i) upon the Issuers' receipt, a copy of the order of the SEC declaring such Registration Statement and any post-effective amendment thereto effective, (ii) such reasonable number of copies of the Prospectus included in such Registration Statement (including each preliminary Prospectus) and each amendment and supplement thereto, and such reasonable number of copies of the final Prospectus as filed by the Issuers and each Subsidiary Guarantor pursuant to Rule 424(b) under the Securities Act, in conformity with the requirements of the Securities Act and each amendment and supplement thereto, and (iii) such other documents (including any amendments required to be filed pursuant to clause
            (c) of this Section), as any such Person may reasonably request in writing. The Issuers and the Subsidiary Guarantors hereby consent to the use of the Prospectus by each of the selling Holders of Registrable Units or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers, if any, in connection with the offering and sale of the Registrable Units covered by, or the sale by Participating Broker-Dealers of the Exchange Units pursuant to, such Prospectus and any amendment or supplement thereto.

      (e) If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Units during the Applicable Period relating thereto, the Issuers shall notify in writing the selling Holders of Registrable Units, or each such Participating Broker-Dealer, as the case may be, the managing underwriters, if any, and each of their respective counsel promptly (but in any event within 2 Business
            Days) (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any Prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a Prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Units the representations and warranties of the Issuers and any Subsidiary Guarantor contained in any agreement (including any underwriting agreement) contemplated by Section 6(n) hereof cease to be true and correct in all material respects, (iv) of the receipt by the Issuers or any Subsidiary Guarantor of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Units or the Exchange Units to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event, the existence of any condition of any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in, or amendments or supplements to, such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement and the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (vi) of any reasonable determination by the Issuers or any Subsidiary Guarantor that a post-effective amendment to a Registration Statement would be appropriate and (vii) of any request by the SEC for amendments to the Registration Statement or supplements to the Prospectus or for additional information relating thereto.

      (f) Use their reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Units or the Exchange Units to be sold by any Participating Broker-Dealer, for sale in any jurisdiction, and, if any such order is issued, to use their reasonable best efforts to obtain the withdrawal of any such order at the earliest possible date.

      (g) If (A) a Shelf Registration is filed pursuant to Section 3, (B) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Units during the Applicable Period or (C) reasonably requested in writing by the managing underwriters, if any, or the

            Holders of a majority in aggregate principal amount of the Registrable Units being sold in connection with an underwritten offering, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information or revisions to information therein relating to such underwriters or selling Holders as the managing underwriters, if any, or such Holders or any of their respective counsel reasonably request in writing to be included or made therein, and reasonably acceptable to the Issuers and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Issuers have received notification of the matters to be incorporated in such Prospectus supplements or post-effective amendment.

      (h) Prior to any public offering of Registrable Units or any delivery of a Prospectus contained in the Exchange Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Units during the Applicable Period, use their reasonable best efforts to register or qualify, and to cooperate with the selling Holders of Registrable Units or each such Participating Broker-Dealer, as the case may be, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Units or Exchange Units, as the case may be, for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, Participating Broker-Dealer or any managing underwriter or underwriters, if any, reasonably request in writing; provided that where Exchange Units held by Participating Broker-Dealers or Registrable Units are offered other than through an underwritten offering, the Issuers and each Subsidiary Guarantor agree to cause their counsel to perform Blue Sky investigations and use their reasonable best efforts to file any registrations and qualifications required to be filed pursuant to this Section 6(h), use their reasonable best efforts to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and use their reasonable best efforts to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Exchange Units held by Participating Broker-Dealers or the Registrable Units covered by the applicable Registration Statement; provided that neither the Issuers nor any Subsidiary Guarantor shall be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified,
            (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or
            (C) subject itself to taxation in any such jurisdiction where it is not then so subject.

      (i) If (A) a Shelf Registration is filed pursuant to Section 3 or (B) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is requested to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Units during the Applicable Period, cooperate in all reasonable respects with the selling Holders of Registrable Units and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Units to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company, and enable such Registrable Units to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may reasonably request.

      (j) Use their reasonable best efforts to cause the Registrable Units covered by any Registration Statement to be registered with or approved by such governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter, if any, to consummate the disposition of such Registrable Units, except as may be required solely as a consequence of the nature of such selling Holder's business, in which case the Issuers shall (and shall cause each Subsidiary Guarantor to) cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals; provided that neither the Issuers nor any existing Subsidiary Guarantor shall be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any jurisdiction where it is not then so subject or (C) subject itself to taxation in any such jurisdiction where it is not then so subject.

      (k) If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Units during the Applicable Period, upon the occurrence of any event contemplated by paragraph 6(e)(v) or 6(e)(vi) hereof, as promptly as practicable, prepare and file with the SEC, at the expense of the Issuers and the Subsidiary Guarantors , a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Units being sold thereunder or to the purchasers of the Exchange Units to whom such Prospectus will be delivered by a Participating Broker-Dealer, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, if SEC review is required, use their reasonable best efforts to cause such post-effective amendment to be declared effective as soon as possible.

      (l) Use their reasonable best efforts to cause the Registrable Units covered by a Registration Statement to be rated with such appropriate rating agencies, if so requested in writing by the Holders of a majority in aggregate principal amount of the Registrable Units covered by such Registration Statement or the managing underwriter or underwriters, if any.

      (m) Prior to the initial issuance of the Exchange Units, (i) provide the Trustee with one or more certificates for the Registrable Units in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Exchange Units.

      (n) If a Shelf Registration is filed pursuant to Section 3, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings of debt securities similar to the Units, as may be appropriate in the circumstances) and take all such other actions in connection therewith (including those reasonably requested in writing by the managing underwriters, if any, or the Holders of a majority in aggregate principal amount of the Registrable Units being sold) in order to expedite or facilitate the registration or the disposition of such Registrable Units, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, (i) make such representations and warranties to the Holders and the underwriters, if any, with respect to the business of the Issuers and their subsidiaries as then conducted, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings of debt securities similar to the Units, as may be appropriate and reasonable in the circumstances, and confirm the same if and when reasonably required; (ii) use reasonable best efforts to obtain an opinion of counsel to the Issuers and the Subsidiary Guarantors and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the Holders of a majority in aggregate principal amount of the Registrable Units being sold), addressed to each selling Holder and each of the underwriters, if any, covering the matters customarily covered in opinions of counsel to the Issuers and the Subsidiary Guarantors requested in underwritten offerings of debt securities similar to the Units, as may be appropriate in the circumstances; (iii) use reasonable best efforts to obtain "cold comfort" letters and updates thereof (which letters and updates (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters) from the independent certified public accountants of the Issuers and the Subsidiary Guarantors (and, if necessary, any other independent certified public accountants of any subsidiary of the Issuers or of any business acquired by the Issuers for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings of debt securities similar to the Units, as may be appropriate in the circumstances, and such other matters as reasonably requested in writing by the underwriters; and (iv) deliver such documents and certificates as may be reasonably requested in writing by the Holders of a majority in aggregate principal amount of the Registrable Units being sold and the managing underwriters, if any, to evidence the continued validity in all material respects of the representations and warranties of the Issuers and their subsidiaries made pursuant to clause (i) above and to evidence compliance in all material respects with any conditions contained in the underwriting agreement or other similar agreement entered into by the Issuers or any Subsidiary Guarantor.

      (o) If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Units during the Applicable Period, make available for inspection by any selling Holder of such Registrable Units being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Units, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours and in a manner so as not to be disruptive to the business or operations of the Issuers and/or Subsidiary Guarantors, all financial and other records and pertinent corporate documents of the Issuers and their subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Issuers and their subsidiaries to supply all information reasonably requested in writing by any such Inspector in connection with such Registration Statement. Each Inspector shall agree in writing, in a form reasonably acceptable to the Issuers, that it will keep the Records confidential and not disclose any of the Records unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction,
            (iii) the information in such Records is public or has been made generally available to the public other than as a result of a disclosure or failure to safeguard by such Inspector or (iv) disclosure of such information is, in the reasonable written opinion of counsel for any Inspector, necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, related to, or involving this Agreement, or any transaction contemplated hereby or arising hereunder. Each selling Holder of such Registrable Units and each such Participating Broker-Dealer will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Issuers unless and until such is made generally available to the public. Each Inspector, each selling Holder of such Registrable Units and each such Participating Broker-Dealer will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Issuers and, to the extent practicable, use their best efforts to allow the Issuers, at their expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential at their expense.

      (p) Comply with all applicable rules and regulations of the SEC and make generally available to the security holders of the Issuers with regard to any Applicable Registration Statement earning statements satisfying the provisions of section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which

            Registrable Units are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Issuers after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

      (q) Upon consummation of an Exchange Offer or Private Exchange, use reasonable best efforts to obtain an opinion of counsel to the Issuers and the Subsidiary Guarantors (in form, scope and substance reasonably satisfactory to the Initial Purchaser), addressed to the Trustee for the benefit of all Holders participating in the Exchange Offer or Private Exchange, as the case may be, to the effect that
            (i) the Issuers and the Subsidiary Guarantors have duly authorized, executed and delivered the Exchange Units or the Private Exchange Units, as the case may be, and the Indenture, (ii) the Exchange Units or the Private Exchange Units, as the case may be, and the Indenture constitute legal, valid and binding obligations of the Issuers and the Subsidiary Guarantors, enforceable against the Issuers and the Subsidiary Guarantors in accordance with their respective terms, except as such enforcement may be subject to customary United States and foreign exceptions and (iii) all obligations of the Issuers and the Subsidiary Guarantors under the Exchange Units or the Private Exchange Units, as the case may be, and the Indenture are secured by Liens (as defined in the Indenture) on the assets securing the obligations of the Issuers and the Subsidiary Guarantors under the Units, Indenture and Collateral Agreements subject to customary assumptions, reliances, exceptions and exclusions.

      (r) If the Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Units by the Holders to the Issuers and the Subsidiary Guarantors (or to such other Person as directed by the Issuers and the Subsidiary Guarantors) in exchange for the Exchange Units or the Private Exchange Units, as the case may be, the Issuers and the Subsidiary Guarantors shall mark, or caused to be marked, on such Registrable Units that the Exchange Units or the Private Exchange Units, as the case may be, are being issued as substitute evidence of the indebtedness originally evidenced by the Registrable Units; provided that in no event shall such Registrable Units be marked as paid or otherwise satisfied.

      (s) Cooperate with each seller of Registrable Units covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Units and their respective counsel in connection with any filings required to be made with the NASD.

      (t) Use their reasonable best efforts to take all other steps reasonably necessary to effect the registration of the Registrable Units covered by a Registration Statement contemplated hereby.

      (u) The Issuers may require each seller of Registrable Units or Participating Broker-Dealer as to which any registration is being effected to furnish to the Issuers such information regarding such seller or Participating Broker-Dealer and the distribution of such Registrable Units as the Issuers may, from time to time, reasonably request in writing. The Issuers may exclude from such registration the Registrable Units of any seller who fails to furnish such information within a reasonable time (which time in no event shall exceed 15 days) after receiving such request. Each seller of Registrable Units or Participating Broker-Dealer as to which any registration is being effected agrees to furnish promptly to the Issuers all information required to be disclosed in order to make the information previously furnished by such seller not materially misleading.

      (v) Each Holder of Registrable Units and each Participating Broker-Dealer agrees by acquisition of such Registrable Units or Exchange Units to be sold by such Participating Broker-Dealer, as the case may be, that, upon receipt of any notice from the Issuers of the happening of any event of the kind described in Section 6(e)(ii), 6(e)(iv), 6(e)(v), or 6(e)(vi), such Holder will forthwith discontinue disposition of such Registrable Units covered by a Registration Statement and such Participating Broker-Dealer will forthwith discontinue disposition of such Exchange Units pursuant to any Prospectus and, in each case, forthwith discontinue dissemination of such Prospectus until such Holder's or Participating Broker-Dealer's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(k), or until it is advised in writing (the "Advice") by the Issuers that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto and, if so directed by the Issuers, such Holder or Participating Broker-Dealer, as the case may be, will deliver to the Issuers all copies, other than permanent file copies, then in such Holder's or Participating Broker-Dealer's possession, of the Prospectus covering such Registrable Units current at the time of the receipt of such notice. In the event the Issuers and the Subsidiary Guarantors shall give any such notice, the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each Participating Broker-Dealer shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 6(k) or (y) the Advice.

7.    REGISTRATION EXPENSES

      (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Issuers and the Subsidiary Guarantors shall be borne by the Issuers and the Subsidiary Guarantors, whether or not the Exchange Offer or a Shelf Registration is filed or becomes effective, including, without limitation, (i) all registration and filing fees, including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with any underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws as provided in
            Section 6(h) hereof, (ii) printing expenses, including, without limitation, expenses of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriter or underwriters, if any, or by the Holders of a majority in aggregate principal amount of the Registrable Units included in any Registration Statement or by any

            Participating Broker-Dealer during the Applicable Period, as the case may be, (iii) messenger, telephone and delivery expenses incurred in connection with the performance of their obligations hereunder, (iv) fees and disbursements of counsel for the Issuers, the Subsidiary Guarantors and, subject to 7(b), the Holders, (v) fees and disbursements of all independent certified public accountants referred to in Section 6 (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) rating agency fees and the fees and expenses incurred in connection with the listing of the Securities to be registered on any securities exchange, (vii) Securities Act liability insurance, if the Issuers and the Subsidiary Guarantors desire such insurance, (viii) fees and expenses of all other Persons retained by the Issuers and the Subsidiary Guarantors, (ix) fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in an offering pursuant to Section 3 of Schedule E to the By-laws of the NASD, but only where the need for such a "qualified independent underwriter" arises due to a relationship with the Issuers and the Subsidiary Guarantors, (x) internal expenses of the Issuers and the Subsidiary Guarantors (including, without limitation, all salaries and expenses of officers and employees of the Issuers or the Subsidiary Guarantors performing legal or accounting duties), (xi) the expense of any annual audit,
            (xii) the fees and expenses of the Trustee and the Exchange Agent and (xiii) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, securities sales agreements, indentures and any other documents necessary in order to comply with this Agreement.

      (b) The Issuers and the Subsidiary Guarantors shall reimburse the Holders for the reasonable fees and disbursements of not more than one counsel chosen by the Holders of a majority in aggregate principal amount of the Registrable Units to be included in any Registration Statement. The Issuers and the Subsidiary Guarantors shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of the Exchange Units or Private Exchange Units in exchange for the Units; provided that the Issuers shall not be required to pay taxes payable in respect of any transfer involved in the issuance or delivery of any Exchange Unit or Private Exchange Unit in a name other than that of the Holder of the Unit in respect of which such Exchange Unit or Private Exchange Unit is being issued. The Issuers and the Subsidiary Guarantors shall reimburse the Holders for fees and expenses (including reasonable fees and expenses of counsel to the Holders) relating to any enforcement of any rights of the Holders under this Agreement.

8.    INDEMNIFICATION

      (a) Indemnification by the Issuers and the Subsidiary Guarantors. The Issuers and the Subsidiary Guarantors jointly and severally agree to indemnify and hold harmless each Holder of Registrable Units, Exchange Units or Private Exchange Units and each Participating Broker-Dealer selling Exchange Units during the Applicable Period, each Person, if any, who controls each such Holder (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) and the officers, directors and partners of each such Holder, Participating Broker-Dealer and controlling person, to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys' fees as provided in this Section 8) and expenses (including, without limitation, reasonable costs and expenses incurred in connection with investigating, preparing, pursuing or defending against any of the foregoing) (collectively, "Losses"), as incurred, insofar as such Losses arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of prospectus, or in any amendment or supplement thereto, or in any preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such Losses are solely based upon information relating to such Holder or Participating Broker-Dealer and furnished in writing to the Issuers and the Subsidiary Guarantors (or reviewed and approved in writing) by such Holder or Participating Broker-Dealer or their counsel expressly for use therein; provided, however, that the Issuers and the Subsidiary Guarantors will not be liable to any Indemnified Party (as defined below) under this Section 8 to the extent Losses were solely caused by an untrue statement or omission or alleged untrue statement or omission that was contained or made in any preliminary prospectus and corrected in the Prospectus or any amendment or supplement thereto if (i) the Prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related proceeding,
            (ii) any such Losses resulted from an action, claim or suit by any Person who purchased Registrable Units or Exchange Units which are the subject thereof from such Indemnified Party and (iii) it is established in the related proceeding that such Indemnified Party failed to deliver or provide a copy of the Prospectus (as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Registrable Units or Exchange Units sold to such Person if required by applicable law, unless such failure to deliver or provide a copy of the Prospectus (as amended or supplemented) was a result of noncompliance by the Issuers with Section 6 of this Agreement. The Issuers and the Subsidiary Guarantors also agree to indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers, directors, agents and employees and each Person who controls such Persons (within the meaning of Section 5 of the Securities Act or Section 20(a) of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders or the Participating Broker-Dealer.

      (b) Indemnification by Holder. In connection with any Registration Statement, Prospectus or form of prospectus, any amendment or supplement thereto, or any preliminary prospectus in which a Holder is participating, such Holder shall furnish to the Issuers and the Subsidiary Guarantors in writing such information as the Issuers and the Subsidiary Guarantors reasonably request for use in connection with any Registration Statement, Prospectus or form of prospectus, any amendment or supplement thereto, or any preliminary prospectus and shall indemnify and hold harmless the Issuers, the Subsidiary Guarantors, their respective directors and each Person, if any, who controls the Issuers and the Subsidiary Guarantors (within the meaning of Section 15 of the Securities Act and Section 20(a) of the Exchange Act), and the directors, officers and partners of such controlling persons, to the fullest extent lawful, from and against all Losses insofar as such Losses arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading to the extent, but only to the extent, that such losses are finally judicially determined by a court of competent jurisdiction in a final, unappealable order to have resulted solely from an untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact contained in or omitted from any information so furnished in writing by such Holder to the Issuers and the Subsidiary Guarantors expressly for use therein. Notwithstanding the foregoing, in no event shall the liability of any selling Holder be greater in amount than such Holder's Maximum Contribution Amount (as defined below).

      (c) Conduct of Indemnification Proceedings. If any proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the party or parties from which such indemnity is sought (the "Indemnifying Party" or "Indemnifying Parties", as applicable) in writing; provided, that the failure to so notify the Indemnifying Parties shall not relieve the Indemnifying Parties from any obligation or liability except to the extent (but only to the extent) that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal) that the Indemnifying Parties have been prejudiced materially by such failure.

      The Indemnifying Party shall have the right, exercisable by giving written notice to an Indemnified Party, within 20 Business Days after receipt of written notice from such Indemnified Party of such proceeding, to assume, at its expense, the defense of any such proceeding, provided, that an Indemnified Party shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or parties unless: (1) the Indemnifying Party has agreed to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such proceeding or shall have failed to employ counsel reasonably satisfactory to such Indemnified Party; or (3) the named parties to any such proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party or any of its affiliates or controlling persons, and such Indemnified Party shall have been advised by counsel that there may be one or more defenses available to such Indemnified Party that are in addition to, or in conflict with, those defenses available to the Indemnifying Party or such affiliate or controlling person (in which case, if such Indemnified

Party notifies the Indemnifying Parties in writing that it elects to employ separate counsel at the expense of the Indemnifying Parties, the Indemnifying Parties shall not have the right to assume the defense and the reasonable fees and expenses of such counsel shall be at the expense of the Indemnifying Party; it being understood, however, that, the Indemnifying Party shall not, in connection with any one such proceeding or separate but substantially similar or related proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such Indemnified Party).

      No Indemnifying Party shall be liable for any settlement of any such proceeding effected without its written consent, which shall not be unreasonably withheld, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such proceeding, each Indemnifying Party jointly and severally agrees, subject to the exceptions and limitations set forth above, to indemnify and hold harmless each Indemnified Party from and against any and all Losses by reason of such settlement or judgment. The Indemnifying Party shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to each Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such proceeding for which such Indemnified Party would be entitled to indemnification hereunder (whether or not any Indemnified Party is a party thereto).

      (d) Contribution. If the indemnification provided for in this Section 8 is unavailable to an Indemnified Party or is insufficient to hold such Indemnified Party harmless for any Losses in respect of which this Section 8 would otherwise apply by its terms (other than by reason of exceptions provided in this Section 8), then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall have a joint and several obligation to contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party, on the one hand, and Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such statement or omission. The amount paid or payable by an Indemnified Party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any proceeding, to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in Section 8(a) or 8(b) was available to such party.

      The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8(d), a selling Holder shall not be required to contribute, in the aggregate, any amount in excess of such Holder's Maximum Contribution Amount. A selling Holder's "Maximum Contribution Amount" shall equal the excess of (i) the aggregate proceeds received by such Holder pursuant to the sale of such Registrable Units or Exchange Units over (ii) the aggregate amount of damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this Section 8(d) are several in proportion to the respective principal amount of the Registrable Securities held by each Holder hereunder and not joint. The Issuers' and Subsidiary Guarantors' obligations to contribute pursuant to this
Section 8(d) are joint and several.

      The indemnity and contribution agreements contained in this Section 8 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

9.    RULES 144 AND 144A

      The Issuers covenant that they shall (a) file the reports required to be filed by them (if so required) under the Securities Act and the Exchange Act in a timely manner and, if at any time the Issuers are not required to file such reports, they will, upon the written request of any Holder of Registrable Units, make publicly available other information necessary to permit sales pursuant to Rule 144 and 144A and (b) take such further action as any Holder may reasonably request in writing, all to the extent required from time to time to enable such Holder to sell Registrable Units without registration under the Securities Act pursuant to the exemptions provided by Rule 144 and Rule 144A. Upon the request of any Holder, the Issuers shall deliver to such Holder a written statement as to whether they have complied with such information and requirements.

10.   UNDERWRITTEN REGISTRATIONS OF REGISTRABLE UNITS

      If any of the Registrable Units covered by any Shelf Registration is to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Registrable Units included in such offering; provided, however, that such investment banker or investment bankers and manager or managers must be reasonably acceptable to the Issuers.

      No Holder of Registrable Units may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Units on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

11.   SEPARATION EVENT

      If a Separation Event occurs at any time prior to the consummation of the Exchange Offer of the Units pursuant to this Agreement, all terms and conditions set forth under this Agreement shall apply to each of the U.S. Notes and Dutch Notes (as independent securities) and each of the defined terms "U.S. Notes" and the "Dutch Notes" shall replace "Units" where appropriate and applicable so that the U.S. Notes and Dutch Notes shall have the same rights and obligations under this Agreement as the Units had under this Agreement prior to the occurrence of such Separation Event.

12.   MISCELLANEOUS

      (a) Remedies. In the event of a breach by either the Issuers or any of the Subsidiary Guarantors of any of their respective obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights provided herein, in the Indenture or, in the case of the Initial Purchaser, in the Purchase Agreement, or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Issuers and the Subsidiary Guarantors agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by either the Issuers or any of the Subsidiary Guarantors of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, the Issuers shall (and shall cause each Subsidiary Guarantor to) waive the defense that a remedy at law would be adequate.

      (b) No Inconsistent Agreements. The Issuers and each of the Subsidiary Guarantors have not entered, as of the date hereof, and the Issuers and each of the Subsidiary Guarantors shall not enter, after the date of this Agreement, into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Securities in this Agreement or otherwise conflicts with the provisions hereof. The Issuers and each of the Subsidiary Guarantors have not entered and will not enter into any agreement with respect to any of their securities that will grant to any Person piggy-back rights with respect to a Registration Statement.

      (c) Adjustments Affecting Registrable Units. The Issuers shall not, directly or indirectly, take any action with respect to the Registrable Units as a class that would adversely affect the ability of the Holders to include such Registrable Units in a registration undertaken pursuant to this Agreement.

      (d) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of the Holders of not less than a majority in aggregate principal amount of the then outstanding Registrable Units in circumstances that would adversely affect any Holders of Registrable Units; provided, however, that Section 8 and this Section 12(d) may not be amended, modified or supplemented without the prior written consent of each Holder. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Units whose securities are being tendered pursuant to the Exchange Offer or sold pursuant to a Units Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Units may be given by Holders of at least a majority in aggregate principal amount of the Registrable Units being tendered or being sold by such Holders pursuant to such Units Registration Statement.

      (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, next-day air courier or telecopier:

            (i) if to a Holder of Securities or to any Participating Broker-Dealer, at the most current address of such Holder or Participating Broker-Dealer, as the case may be, set forth on the records of the registrar of the Units, with a copy in like manner to the Initial Purchaser as follows:

                           Jefferies & Company, Inc.
                           1100 Santa Monica Blvd. 10th Floor
                           Los Angeles, California  90025
                           Facsimile No.: (310) 575-5165
                           Attention:  Lloyd H. Feller, Esq.

                  with a copy to:

                           Mayer, Brown, Rowe & Maw LLP
                           1675 Broadway
                           New York, New York  10019
                           Facsimile No.:  (212) 262-1910
                           Attention:  Ronald S. Brody, Esq.

            (ii)  if to the Initial Purchaser, at the address specified in
                  Section 11(e)(1);

            (iii) if to the Issuers or any Subsidiary Guarantor, as follows:

                           Phibro Animal Health Corporation
                           One Parker Plaza, 400 Kelby Street
                           Fort Lee, NJ 07024
                           Facsimile No.:
                           Attention: Corporate Legal Department

                  with a copy to:

                           Golenbock Eiseman Assor Bell & Peskoe LLP
                           437 Madison Avenue
                           New York, NY 10022
                           Facsimile No.: (212) 754-0330
                           Attention: Lawrence M. Bell, Esq.

      All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the United States mail, postage prepaid, if mailed, one business day after being deposited in the United States mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier guaranteeing overnight delivery; and when receipt is acknowledged by the addressee, if telecopied.

      Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee under the Indenture at the address specified in such Indenture.

      (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, including, without limitation and without the need for an express assignment, subsequent Holders of Securities.

      (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAW. THE ISSUERS HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPT FOR THEIR AND IN RESPECT OF THEIR PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. THE ISSUERS IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR

            PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE ISSUERS IRREVOCABLY CONSENT, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE ISSUERS AT THEIR SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY HOLDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE ISSUERS IN ANY OTHER JURISDICTION.

      (j) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

      (k) Securities Held by the Issuers or Their Affiliates. Whenever the consent or approval of Holders of a specified percentage of Securities is required hereunder, Securities held by the Issuers or their affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

      (l) Third Party Beneficiaries. Holders and Participating Broker-Dealers are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such Persons.

      (m) Entire Agreement. This Agreement, together with the Purchase Agreement, the Indenture and the Collateral Agreements, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understanding, correspondence, conversations and memoranda between the Initial Purchaser on the one hand and the Issuers and the Subsidiary Guarantors on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                             PHIBRO ANIMAL HEALTH CORPORATION

                             By: /s/ Jack C. Bendheim
                                 ---------------------------------------
                                 Name: Jack C. Bendheim
                                 Title President

                             PHILIPP BROTHERS NETHERLANDS III B.V.

                             By: /s/ Jack C. Bendheim
                                 ---------------------------------------
                                 Name: Jack C. Bendheim
                                 Title Managing Director

                             By: /s/ Joseph Katzenstein
                                 ---------------------------------------
                                 Name:  Joseph Katzenstein
                                 Title  Managing Director

                             DOMESTIC GUARANTORS:
                             PRINCE AGRIPRODUCTS, INC.
                             PHIBROCHEM, INC.
                             PHIBRO ANIMAL HEALTH HOLDINGS, INC.
                             PHIBRO CHEMICALS, INC.
                             WESTERN MAGNESIUM CORP.
                             C P CHEMICALS, INC.
                             PHIBRO-TECH, INC.
                             PHIBRO ANIMAL HEALTH U.S., INC.

                             By: /s/ David. C. Storbeck
                                 ---------------------------------------
                                 Name: David C. Storbeck
                                 Title: Vice President

                             FOREIGN GUARANTORS:
                             PHIBRO ANIMAL HEALTH SA

                             By: /s/ Jack C. Bendheim
                                 ---------------------------------------
                                 Name: Jack C. Bendheim
                                 Title: Manager

                                                   REGISTRATION RIGHTS AGREEMENT

ACCEPTED AND AGREED TO:

JEFFERIES & COMPANY, INC.

By:  /s/ Richard A. Goldenberg
     -------------------------
Name: Richard A. Goldenberg
Title: Managing Director

                                                   REGISTRATION RIGHTS AGREEMENT